Exhibit 10.61

INTERDIGITAL COMMUNICATIONS CORPORATION

LONG TERM COMPENSATION PROGRAM

June 2004

The Company implemented the Long Term Compensation Program (the “Program”) to encourage management and executive level employees to continue to exercise their best efforts toward ensuring the success of the Company. All regular full-time or regular part-time employees (as defined in the Employee Handbook) at or above a manager or technical equivalent level are eligible to participate in the Program.

Compensation Components. As further described below, the Program consists of two compensation components: (1) a Long-Term Incentive Plan providing performance-based cash bonuses (the “LTIP”), and (2) an award of restricted stock units (“RSUs”) under the Company’s 1999 Restricted Stock Plan.

The LTIP component of the Program rewards grantees based on the Company’s achievement of performance goals established/approved by the Compensation Committee of the Board of Directors (the “Compensation Committee”).

The RSU awards provide recipients with an opportunity to share in the growth of the Company’s value in the marketplace. An RSU is a contractual right to receive a share(s) of InterDigital Common Stock after completion of a specified vesting period.

Program Cycle. The Program operates in cycles (the “Program cycle”). The first Program cycle began on April 1, 2004 and will end on January 1, 2006. Subsequent Program cycles are intended to be overlapping three-year cycles, beginning January 1, 2005 and recurring every other year thereafter.

LTIP Cash Bonuses. The LTIP cash bonus targets are established based on a percentage of annual base salary and a payout under the LTIP is based on the Company’s achievement of certain performance goals associated with each Program cycle, established by the Compensation Committee at the start of each Program cycle. Your cash LTIP payout may exceed or be less than your targeted amount depending on achievement of the performance goals, or no payout may be made if the Company fails to meet the minimum performance goals for the Program cycle. To be eligible for a cash payout you must remain continuously employed by the Company (or an Affiliate of the Company) through the end of the Program cycle. For purposes of this Program, an Affiliate means any other individual, corporation, partnership, association, trust or other entity that, directly or indirectly, is in control of or is controlled by or is under common control with the Company. Payout of the LTIP cash bonus will be made within the first quarter of the year following the end of each Program cycle.

RSU Terms. RSUs will be granted under, and subject to the terms of, the Company’s 1999 Restricted Stock Plan (the “Plan”). You will receive an RSU Award Agreement setting forth in detail the terms of your RSU grant along with a copy of the prospectus for the Plan. In the event of any conflict between this summary and your RSU award agreement, the RSU award agreement will govern.

For all non-executives/officers, the RSUs granted in connection with each Program cycle will vest incrementally based on the duration of the Program cycle. For the first cycle, vesting will occur over a two-year period with half of the RSUs vesting on January 1, 2005 and half vesting on January 1, 2006, so long as you remain continuously employed by the Company (or an Affiliate) through the applicable vesting dates. For subsequent Program cycles, currently intended to be three years in duration, vesting will occur 25% at the end of years one and two, and 50% at the end of year three. For all executive/officer level participants, the RSUs granted in connection with each Program cycle will vest 100% at the end of each cycle, so long as you remain employed by the Company or an Affiliate of the Company through the applicable vesting date.

New Hires. If you are hired within the first two years of a three-year Program cycle (or within the first year of a two-year cycle), you will be eligible to receive a pro rata LTIP cash bonus and RSU award. The pro rata target LTIP cash bonus and RSU award will be determined based on the amount of time (number of pay periods) remaining in the LTCP cycle in which you are hired. By way of example, if you are a non-executive employee hired October 1st of the first year of a two year LTCP cycle, you would be eligible to receive 3/12 of that year’s LTCP eligibility in addition to the full-year eligibility for the second year of the LTCP cycle. The LTIP (cash) and RSU awards will be paid out and vest respectively, as described under the sections entitled “LTIP Cash Bonuses” and “RSU Terms”.

Promotion during Program Cycle. If you are promoted during a Program cycle and such promotion results in an accompanying increase in your Program payout target (LTIP target and RSU award), you will realize the benefit of the Program target increase at the beginning of the next applicable Program cycle unless the Compensation Committee, in its sole discretion, authorizes such an adjustment at a different time.

Effect of Terminations. If, during a Program cycle, your employment with the Company terminates due to your death, “disability,” “retirement,” or termination by the Company without “cause” (each as defined below), you will earn a pro-rata portion of your LTIP cash bonus and RSU award. That pro-rata portion will be determined by multiplying both the amount of the LTIP cash bonus and the number of RSUs awarded to you under the Program by a fraction equal to the portion of the Program cycle that has transpired prior to the cessation of your employment over the entire Program cycle. Such pro-rata payment and distribution will be made to you (or, if applicable, your estate) at the same time as bonus payments and share distributions are made to active employees participating in the Program.

If your employment ceases due to your termination for “cause” or for any reason other than death, “disability”, “retirement” or a Terminating Event, all your rights under the Program (other than RSUs that have previously vested) will be forfeited.

For purposes of the Program:

* “cause” means: (a) willful and repeated failure of an employee to perform substantially his or her duties (other than any such failure resulting from incapacity due to physical or mental illness); (b) an employee’s conviction of, or plea of guilty or nolo contendere to, a felony which is materially and demonstrably injurious to the Company or an Affiliate; (c) willful misconduct or gross negligence by an employee in connection with his or her employment; or (d) an employee’s breach of any material obligation or duty owed to the Company or an Affiliate.

* “disability” means: (a) a disability entitling the employee to long-term disability benefits under the applicable long-term disability plan of the Company (or an Affiliate if employee is employed by such Affiliate) ; or (b) if the employee is not covered by such a plan, a physical or mental condition or illness that renders the employee incapable of performing his or her duties for a total of 180 days or more during any consecutive 12-month period.

* “retirement” means resignation after attaining a combination of age plus years of service at the Company (and Affiliates) equal to 70.

Effect of a Terminating Event. If a Terminating Event (meaning a Change of Control - as defined in the Plan - or liquidation of the Company) occurs during the Program cycle and while you are actively employed by the Company, then:

* immediately prior to (but contingent on the occurrence of) that Terminating Event all your RSUs will become fully vested and you will receive a distribution of InterDigital shares with respect to those RSUs; and

* you will be entitled to an early payment of your LTIP cash bonus in an amount equal to the greater of (i) your target LTIP cash bonus, or (ii) the LTIP cash bonus that would have been due to you at the end of the Program cycle (but for the Terminating Event), assuming performance through the remainder of the Program cycle would be consistent with performance in the portion of the Program cycle prior to the Terminating Event. Payment of this amount will be made not later than 30 days after the Terminating Event.

Taxation of Awards. The following is a brief description of the federal income and employment tax treatment of Program awards. The rules governing these awards are complex and their application may vary depending upon your individual circumstances. Moreover, statutory and regulatory provisions and their interpretations are subject to change. You are therefore encouraged to consult with your personal tax advisor regarding the tax consequences of participation in the Program.

For federal income and employment tax purposes, the full amount of any LTIP cash bonus will be taxable to you at the time the cash is paid to you.

For federal income tax purposes, you will recognize ordinary income with respect to the value of shares distributed in respect of RSUs at the time the shares are distributed to you based on the value of those shares at that time. For employment tax and possibly state income tax purposes, you will be taxed on the value of the shares subject to your RSUs at the time those RSUs vest, based on the value of those shares at that time. Further information regarding the taxation of your RSUs is contained in the Plan’s prospectus.

Future Program Cycles. While the Company reserves the right to alter or discontinue the Program at any time, its present intent is to continue the Program for future cycles. The Company expects future Program cycles to include both an LTIP component and an RSU component. If you are eligible to participate in a future Program cycle, additional information will be distributed to you at the start of that cycle.

Administration. The Program is administered by the Compensation Committee. The Compensation Committee has the right to terminate or amend the Program and its components at any time for any reason. The Compensation Committee also has the authority to select employees to receive awards, to create, amend, and rescind rules regarding the operation of the Program, to determine whether LTIP performance goals have been achieved, to reconcile inconsistencies, to supply omissions and to otherwise make all determinations necessary or desirable for the operation of the Program.

No Assignment. You may not assign, pledge or otherwise transfer any right relating to a cash or RSU award under the Program and any attempt to do so will be void.

No Right to Continued Employment. Your participation in the Program does not give you any right to continue in employment or limit in any way the right of the Company to terminate your employment at any time, for any reason.

Questions. If you have questions regarding the Program, please contact Gary Isaacs, Sr. Human Resources Officer, at 610-878-5721.

June 2004

INTERDIGITAL COMMUNICATIONS CORPORATION

LONG TERM COMPENSATION PROGRAM

SUPPLEMENTAL PROGRAM SUMMARY

In addition to the Company’s Long Term Compensation Program (the “Program”) Terms and Conditions dated June 2004 (the “Terms and Conditions”), the provisions outlined in this Supplemental Program Summary apply to the Program. Taken together, the Terms and Conditions and this supplemental document (along with the terms contained in the Company’s 1999 Restricted Stock Plan and associated prospectus (collectively, the “Plan”) as such terms relate to the grant of restricted stock units (“RSU”) made under the Program), represents a comprehensive written description of the Program.

Program Goals

•	Introduces a new compensation program to attract, motivate and retain employees; and

•	Ensures alignment with market/industry practices and shareholder interests.

Program Cycles

As described in the Terms and Conditions, the initial Program cycle is a two-year cycle commencing April 1, 2004, with subsequent Program cycles occurring in overlapping three-year cycles commencing January 1, 2005. Under the initial two-year Program cycle, all participants will receive two-thirds of a full three-year cycle. The opportunity for non-executive/officer-level participants as well as executive/officer-level participants to receive the Long-Term Incentive Plan performance-based cash bonus component of the Program (“LTIP”) occurs at the end of each Program cycle.

Program Targets

The following Program targets are based on organizational levels (or a specific officer position within the Company) and that organizational level’s (or the specific officer’s) base salary. The percentages are used to calculate the opportunity to receive the LTIP cash bonus component of the Program and the amount of the RSU award component of the Program:

• Manager/Sr. Manager & Technical Equivalent – 40%
• Director/Sr. Director & Technical Equivalent – 45%
• Functional VP – 50%
• Chief Executive Officer – 120%
• Chief Operating Officer – 100%
• General Patent Counsel – 100%
• Chief Financial Officer – 90%
• Chief Technology Officer – 90%
• Sr. Business Development Officer – 90%
• General Counsel – 80%
• Chief Strategic Standards Officer – 80%
• Sr. Engineering & Programs Officer – 80%
• Sr. Human Resources Officer – 80%
• Fellow, ASIC/DSP – 70%

RSU awards are calculated based on the target percentage of base salary of an eligible participant divided by the Company’s closing share price on the date of the RSU award (i.e., April 1, 2004 for the initial Program cycle).

INTERDIGITAL COMMUNICATIONS CORPORATION

RESTRICTED STOCK UNIT AWARD

This Restricted Stock Unit Award is made as of                 ,          (the “Date of Grant”) by InterDigital Communications Corporation (the “Company”) to                      (“Grantee”).

1. Definitions. Capitalized terms shall have the meanings set forth below or in the Plan. As used herein:

(a) “Account” shall mean a bookkeeping account reflecting Grantee’s interest in Restricted Stock Units (as defined below).

(b) “Cause” means: (a) willful and repeated failure of Grantee to perform substantially his or her duties (other than any such failure resulting from incapacity due to physical or mental illness); (b) Grantee’s conviction of, or plea of guilty or nolo contendere to, a felony which is materially and demonstrably injurious to the Company or an affiliate; (c) willful misconduct or gross negligence by Grantee in connection with his or her service to the Company; or (d) Grantee’s breach of any material obligation or duty owed to the Company or an Affiliate (as defined in the Plan).

(c) “Disability” means: (a) a disability entitling Grantee to long-term disability benefits under the applicable long-term disability plan of the Company or an Affiliate of the Company; or (b) if Grantee is not covered by such a plan, a physical or mental condition or illness that renders Grantee incapable of performing his or her duties for a total of 180 days or more during any consecutive 12-month period.

(d) “Dividend Equivalent” means credits arising in respect of dividends paid on shares of common stock of the Company, $0.01 par value (“Shares”), as described in Section 6 herein.

(e) “Fair Market Value” means the closing price of a Share on the principal stock exchange on which the Company’s common stock is then traded, as reported in The Wall Street Journal on the relevant valuation date or, if there is no trading on that date, on the next preceding trading date.

(f) “Plan” means the InterDigital Communications Corporation 1999 Restricted Stock Plan, as amended from time to time.

(g) “Restricted Period” means the period beginning on the Date of Grant and ending on the Vesting Date.

(h) “Retirement” means resignation by Grantee after attaining a combination of age plus years of service at the Company and/or its Affiliates equal to 70 years.

(i) “Restricted Stock Units” means a right to receive              Shares issued pursuant to the Plan.

(j) “Vesting Date” means the earlier of (i)                 ,          , or (ii) the consummation of a Terminating Event, as defined in the Plan.

2. Grant of Restricted Stock Units.

(a) Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to Grantee the Restricted Stock Units. The Company shall maintain an Account for Grantee reflecting the number of Restricted Stock Units credited to Grantee hereunder.

(b) All of the terms, conditions and other provisions of the Plan are hereby incorporated by reference into this Agreement. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. Grantee acknowledges receipt of the Plan, a copy of which is annexed hereto, represents that he/she is familiar with the terms and provisions thereof and hereby agrees to be bound by the Plan (as presently in effect or hereafter amended) and this Agreement, and by all decisions and determinations of the Committee thereunder. (For purposes of this provision and other provisions of this Agreement, references to the Committee include any persons or administrative body to whom the Committee has delegated authority.)

3. Restrictions on Restricted Stock Units. Subject to the terms and conditions set forth herein and in the Plan, Grantee shall not be permitted to sell, transfer, pledge or assign the Restricted Stock Units except by will or by the laws of descent and distribution. No such transfer occurring as a result of the Grantee’s death shall be effective to bind the Company unless the Company shall have been furnished with a copy of the applicable will or such other evidence as the Company may deem necessary to establish the validity of the transfer.

4. Vesting and Forfeiture.

(a) Except as otherwise provided in this Section 4, Restricted Stock Units granted hereunder shall vest (meaning that the risk of forfeiture of such Restricted Stock Units shall lapse) on the Vesting Date if Grantee remains continuously employed by the Company or one of its Affiliates through that date. Each Restricted Stock Unit credited under Section 6 in respect of Dividend Equivalents shall vest at the time of vesting of the Restricted Stock Unit that gives rise, directly or indirectly, to such Dividend Equivalent.

(b) If Grantee’s service as an employee of the Company or one of its Affiliates ends prior to the Vesting Date due to a termination for Cause, or termination of employment for any reason other than death, Disability, Retirement or Terminating Event, all Restricted Stock Units granted hereunder will be forfeited.

(c) If Grantee’s service or employment with the Company or an Affiliate ceases prior to the Vesting Date due to death, Disability, Retirement, or termination by the Company without Cause, Grantee will become vested in a pro-rata portion of his or her Restricted Stock Units. That pro-rata portion will be determined by multiplying the number of

Restricted Stock Units by a fraction equal to the portion of the Restricted Period that has transpired prior to such cessation of service or employment over the entire Restricted Period. Settlement for Restricted Stock Units that become vested pursuant to this Section 4(c) will occur in accordance with Section 5 at the same time settlement would have occurred had Grantee remained employed through the end of the Restricted Period.

5. Settlement and Election to Defer Settlement.

(a) Restricted Stock Units credited hereunder (including Restricted Stock Units credited in respect of Dividend Equivalents) will be settled by delivery of one share of the Company’s common stock for each Restricted Stock Unit being settled. Settlement will occur as soon as practicable following the applicable Vesting Date, unless Grantee has elected to defer settlement in accordance with Section 5(b).

(b) By completing, signing and returning Exhibit “A” to this Agreement within thirty (30) days of this Agreement, Grantee may elect to defer the date of settlement of Restricted Stock Units credited hereunder. If a Grantee elects to defer settlement, such deferred settlement must occur on or after                 ,         .

6. Dividend Equivalents and Adjustments.

(a) Dividend Equivalents shall be credited on Restricted Stock Units (other than Restricted Stock Units that, at the relevant record date, previously have been settled or forfeited) in accordance with this Section 6:

(i) Cash Dividends. If the Company declares and pays a dividend or distribution on its Shares in the form of cash, then a number of additional Restricted Stock Units (rounded up or down to the nearest whole number) shall be credited to Grantee’s Account as of the payment date for such dividend or distribution which number shall be equal to the number of Restricted Stock Units credited to the Account as of the record date for such dividend or distribution multiplied by the amount of cash actually paid as a dividend or distribution on each outstanding Share at such payment date, divided by the Fair Market Value of a Share as of such payment date.

(ii) Non-Cash Dividends. If the Company declares and pays a dividend or distribution on Shares in the form of property other than Shares or other shares of the Company, then a number of additional Restricted Stock Units shall be credited to Grantee’s Account as of the payment date for such dividend or distribution which number shall be equal to the number of Restricted Stock Units credited to the Account as of the record date for such dividend or distribution multiplied by the fair market value of such property actually paid as a dividend or distribution on each outstanding Share at such payment date, divided by the Fair Market Value of a Share as of such payment date.

(iii) Stock Dividends. If the Company declares and pays a dividend or distribution on Shares in the form of additional Shares or other shares of the

Company, then a number of additional Restricted Stock Units shall be credited to Grantee’s Account as of the payment date for such dividend or distribution which number shall be equal to the number of Restricted Stock Units credited to the Account as of the record date for such dividend or distribution, multiplied by the number of additional Shares or other shares of the Company actually paid as a dividend or distribution in respect of each outstanding Share.

7. Other Terms Relating to Restricted Stock Units.

(a) The number of Restricted Stock Units credited to a Grantee’s Account shall include fractional Restricted Stock Units calculated to at least three decimal places, unless otherwise determined by the Committee. Upon settlement of Restricted Stock Units, Grantee shall be paid, in cash, an amount equal to the value of any fractional Share as of the Vesting Date that would have otherwise been deliverable in settlement of such Restricted Stock Units.

(b) It shall be a condition to the Company’s obligation to issue and deliver Shares in settlement of the Restricted Stock Units that Grantee (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, or local income or other taxes. If the amount required is not paid, the Company may refuse to deliver the Shares in settlement of the Restricted Stock Units until such amount is paid. The Committee may, in its discretion, permit a Grantee (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) to pay all or a portion of the amount required by the Company for such tax withholding at such time and in such manner as the Committee shall deem to be appropriate, including by authorizing the Company to withhold from the Shares to be delivered in settlement, or by agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares having a Fair Market Value on such date equal to the amount of such tax liability or a specified portion of such tax liability.

8. Absence of Tax Gross-Up Payment. There shall be no tax gross-up on the Restricted Stock Units.

9. Notices. Any notice to the Company under this Agreement shall be made in care of the Committee to the office of the General Counsel, at the Company’s main office in King of Prussia, Pennsylvania. All notices under this Agreement shall be deemed to have been given when hand-delivered or mailed, first class postage prepaid, and shall be irrevocable once given.

10. Securities Laws. The Committee may from time to time impose any conditions on the Restricted Stock Units (or the underlying Shares) as it deems necessary or advisable to comply with applicable securities laws.

11. Award Not to Affect Service. The Award granted hereunder shall not confer upon Grantee any right to continue service as an employee and/or director of the Company.

12. Miscellaneous.

(a) The address for Grantee to which notice, demands and other communications to be given or delivered under or by reason of the provisions hereof shall be the Grantee’s address as reflected in the Company’s personnel records.

(b) Grantee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him/her any taxes required to be withheld by federal, state or local law in connection with this award.

(c) Any provision for distribution in settlement of Grantee’s Account hereunder shall be by means of bookkeeping entries on the books of the Company and shall not create in Grantee or any person to whom ownership rights may have passed any right to, or claim against any, specific assets of the Company, nor result in the creation of any trust or escrow account for Grantee or any person to whom ownership rights may have passed. Grantee (or any other person entitled to a distribution hereunder) shall be a general creditor of the Company.

(d) The validity, performance, construction and effect of this Restricted Stock Unit Award shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Restricted Stock Unit Award to be executed by its duly authorized officer, and Grantee has executed this Restricted Stock Unit Award, in each case as of the date first above written.

ATTEST:	INTERDIGITAL COMMUNICATIONS CORPORATION

BY:

Name

ATTEST:	GRANTEE

EXHIBIT “A”

INTERDIGITAL COMMUNICATIONS CORPORATION

RESTRICTED STOCK UNIT DEFERRAL ELECTION FORM

Grant Date:             ,

         Restricted Stock Units

Check Only One:

☐	I hereby elect to defer the settlement of my Restricted Stock Units until [insert a date on or after , ], (subject to accelerated settlement upon the consummation of a Terminating Event*).

☐	I hereby elect to defer the settlement of my Restricted Stock Units until my cessation of service as a director and/or employee of the Company (subject to accelerated settlement upon the consummation of a Terminating Event*).

*	As defined in the 1999 Restricted Stock Plan, as amended.

GRANTEE

INTERDIGITAL COMMUNICATIONS CORPORATION

RESTRICTED STOCK UNIT AWARD

This Restricted Stock Unit Award is made as of                 ,              (the “Date of Grant”) by InterDigital Communications Corporation (the “Company”) to                          (“Grantee”).

1. Definitions. Capitalized terms shall have the meanings set forth below or in the Plan. As used herein:

(a) “Account” shall mean a bookkeeping account reflecting Grantee’s interest in Restricted Stock Units (as defined below).

(b) “Cause” means: (a) willful and repeated failure of Grantee to perform substantially his or her duties (other than any such failure resulting from incapacity due to physical or mental illness); (b) Grantee’s conviction of, or plea of guilty or nolo contendere to, a felony which is materially and demonstrably injurious to the Company or an affiliate; (c) willful misconduct or gross negligence by Grantee in connection with his or her service to the Company; or (d) Grantee’s breach of any material obligation or duty owed to the Company or an Affiliate (as defined in the Plan).

(c) “Disability” means: (a) a disability entitling Grantee to long-term disability benefits under the applicable long-term disability plan of the Company or an Affiliate of the Company; or (b) if Grantee is not covered by such a plan, a physical or mental condition or illness that renders Grantee incapable of performing his or her duties for a total of 180 days or more during any consecutive 12-month period.

(d) “Dividend Equivalent” means credits arising in respect of dividends paid on shares of common stock of the Company, $0.01 par value (“Shares”), as described in Section 6 herein.

(e) “Fair Market Value” means the closing price of a Share on the principal stock exchange on which the Company’s common stock is then traded, as reported in The Wall Street Journal on the relevant valuation date or, if there is no trading on that date, on the next preceding trading date.

(f) “Plan” means the InterDigital Communications Corporation 1999 Restricted Stock Plan, as amended from time to time.

(g) “Restricted Period” means the period beginning on the Date of Grant and ending on the Vesting Date.

(h) “Retirement” means resignation by Grantee after attaining a combination of age plus years of service at the Company and/or its Affiliates equal to 70 years.

(i) “Restricted Stock Units” means a right to receive              Shares issued pursuant to the Plan.

(j) “Vesting Date” means:

(i) with respect to one-half of the Restricted Stock Units granted hereunder (                     Shares), the earlier of (A)                 ,                  (“First Vesting”), or (B) the consummation of a Terminating Event; and

(ii) with respect to the remaining half of the Restricted Stock Units granted hereunder (                     Shares), the earlier of (A)                 ,                  (“Second Vesting”), or (B) the consummation of a Terminating Event.

2. Grant of Restricted Stock Units.

(a) Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to Grantee the Restricted Stock Units. The Company shall maintain an Account for Grantee reflecting the number of Restricted Stock Units credited to Grantee hereunder.

(b) All of the terms, conditions and other provisions of the Plan are hereby incorporated by reference into this Agreement. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan. If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern. Grantee acknowledges receipt of the Plan, a copy of which is annexed hereto, represents that he/she is familiar with the terms and provisions thereof and hereby agrees to be bound by the Plan (as presently in effect or hereafter amended) and this Agreement, and by all decisions and determinations of the Committee thereunder. (For purposes of this provision and other provisions of this Agreement, references to the Committee include any persons or administrative body to whom the Committee has delegated authority.)

3. Restrictions on Restricted Stock Units. Subject to the terms and conditions set forth herein and in the Plan, Grantee shall not be permitted to sell, transfer, pledge or assign the Restricted Stock Units except by will or by the laws of descent and distribution. No such transfer occurring as a result of the Grantee’s death shall be effective to bind the Company unless the Company shall have been furnished with a copy of the applicable will or such other evidence as the Company may deem necessary to establish the validity of the transfer.

4. Vesting and Forfeiture.

(a) Except as otherwise provided in this Section 4, Restricted Stock Units granted hereunder shall vest (meaning that the risk of forfeiture of such Restricted Stock Units shall lapse) on the Vesting Date if Grantee remains continuously employed by the Company or one of its Affiliates through that date. Each Restricted Stock Unit credited under Section 6 in respect of Dividend Equivalents shall vest at the time of vesting of the Restricted Stock Unit that gives rise, directly or indirectly, to such Dividend Equivalent.

(b) If Grantee’s service as an employee of the Company or one of its Affiliates ends prior to the Vesting Date due to a termination for Cause, or termination of employment for any reason other than death, Disability, Retirement or Terminating Event, all Restricted Stock Units granted hereunder will be forfeited.

(c) If Grantee’s service or employment with the Company or an Affiliate ceases prior to the Vesting Date due to death, Disability, Retirement, or termination by the Company without Cause, Grantee will become vested in a pro-rata portion of his or her Restricted Stock Units. That pro-rata portion will be determined by multiplying the number of Restricted Stock Units by a fraction equal to the portion of the Restricted Period that has transpired prior to such cessation of service or employment over the entire Restricted Period. Settlement for Restricted Stock Units that become vested pursuant to this Section 4(c) will occur in accordance with Section 5 at the same time settlement would have occurred had Grantee remained employed through the end of the Restricted Period.

5. Settlement and Election to Defer Settlement.

(a) Restricted Stock Units credited hereunder (including Restricted Stock Units credited in respect of Dividend Equivalents) will be settled by delivery of one share of the Company’s common stock for each Restricted Stock Unit being settled. Settlement will occur as soon as practicable following the applicable Vesting Date, unless Grantee has elected to defer settlement in accordance with Section 5(b).

(b) By completing, signing and returning Exhibit “A” to this Agreement within thirty (30) days of this Agreement, Grantee may elect to defer the date of settlement of Restricted Stock Units credited hereunder. If a Grantee elects to defer settlement, such deferred settlement must occur on or after             ,              for the First Vesting and on or after             ,              for the Second Vesting.

6. Dividend Equivalents and Adjustments.

(a) Dividend Equivalents shall be credited on Restricted Stock Units (other than Restricted Stock Units that, at the relevant record date, previously have been settled or forfeited) in accordance with this Section 6:

(i) Cash Dividends. If the Company declares and pays a dividend or distribution on its Shares in the form of cash, then a number of additional Restricted Stock Units (rounded up or down to the nearest whole number) shall be credited to Grantee’s Account as of the payment date for such dividend or distribution which number shall be equal to the number of Restricted Stock Units credited to the Account as of the record date for such dividend or distribution multiplied by the amount of cash actually paid as a dividend or distribution on each outstanding Share at such payment date, divided by the Fair Market Value of a Share as of such payment date.

(ii) Non-Cash Dividends. If the Company declares and pays a dividend or distribution on Shares in the form of property other than Shares or other shares of the Company, then a number of additional Restricted Stock Units shall be credited to Grantee’s Account as of the payment date for such dividend or distribution which number shall be equal to the number of Restricted Stock Units credited to the Account as of the record date for such dividend or distribution multiplied by the fair market value of such property actually paid as a dividend or distribution on each outstanding Share at such payment date, divided by the Fair Market Value of a Share as of such payment date.

(iii) Stock Dividends. If the Company declares and pays a dividend or distribution on Shares in the form of additional Shares or other shares of the Company, then a number of additional Restricted Stock Units shall be credited to Grantee’s Account as of the payment date for such dividend or distribution which number shall be equal to the number of Restricted Stock Units credited to the Account as of the record date for such dividend or distribution, multiplied by the number of additional Shares or other shares of the Company actually paid as a dividend or distribution in respect of each outstanding Share.

7. Other Terms Relating to Restricted Stock Units.

(a) The number of Restricted Stock Units credited to a Grantee’s Account shall include fractional Restricted Stock Units calculated to at least three decimal places, unless otherwise determined by the Committee. Upon settlement of Restricted Stock Units, Grantee shall be paid, in cash, an amount equal to the value of any fractional Share as of the Vesting Date that would have otherwise been deliverable in settlement of such Restricted Stock Units.

(b) It shall be a condition to the Company’s obligation to issue and deliver Shares in settlement of the Restricted Stock Units that Grantee (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, or local income or other taxes. If the amount required is not paid, the Company may refuse to deliver the Shares in settlement of the Restricted Stock Units until such amount is paid. The Committee may, in its discretion, permit a Grantee (or the person to whom ownership rights may have passed by will or the laws of descent and distribution) to pay all or a portion of the amount required by the Company for such tax withholding at such time and in such manner as the Committee shall deem to be appropriate, including by authorizing the Company to withhold from the Shares to be delivered in settlement, or by agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares having a Fair Market Value on such date equal to the amount of such tax liability or a specified portion of such tax liability.

8. Absence of Tax Gross-Up Payment. There shall be no tax gross-up on the Restricted Stock Units.

9. Notices. Any notice to the Company under this Agreement shall be made in care of the Committee to the office of the General Counsel, at the Company’s main office in King of Prussia, Pennsylvania. All notices under this Agreement shall be deemed to have been given when hand-delivered or mailed, first class postage prepaid, and shall be irrevocable once given.

10. Securities Laws. The Committee may from time to time impose any conditions on the Restricted Stock Units (or the underlying Shares) as it deems necessary or advisable to comply with applicable securities laws.

11. Award Not to Affect Service. The Award granted hereunder shall not confer upon Grantee any right to continue service as an employee and/or director of the Company.

12. Miscellaneous.

(a) The address for Grantee to which notice, demands and other communications to be given or delivered under or by reason of the provisions hereof shall be the Grantee’s address as reflected in the Company’s personnel records.

(b) Grantee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him/her any taxes required to be withheld by federal, state or local law in connection with this award.

(c) Any provision for distribution in settlement of Grantee’s Account hereunder shall be by means of bookkeeping entries on the books of the Company and shall not create in Grantee or any person to whom ownership rights may have passed any right to, or claim against any, specific assets of the Company, nor result in the creation of any trust or escrow account for Grantee or any person to whom ownership rights may have passed. Grantee (or any other person entitled to a distribution hereunder) shall be a general creditor of the Company.

(d) The validity, performance, construction and effect of this Restricted Stock Unit Award shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of law.

IN WITNESS WHEREOF, the Company has caused this Restricted Stock Unit Award to be executed by its duly authorized officer, and Grantee has executed this Restricted Stock Unit Award, in each case as of the date first above written.

ATTEST:	INTERDIGITAL COMMUNICATIONS CORPORATION

BY:
HOWARD E. GOLDBERG

ATTEST:	GRANTEE

EXHIBIT “A”

INTERDIGITAL COMMUNICATIONS CORPORATION

RESTRICTED STOCK UNIT DEFERRAL ELECTION FORM

(Form for Multiple Vesting Periods)

Grant Date:                 ,

                 Restricted Stock Units

Please Check Only One Election For Each Vesting Period:

First Vesting Period:              shares:

☐	I hereby elect to defer the settlement of my Restricted Stock Units until [insert a date on or after , ], (subject to accelerated settlement upon the consummation of a Terminating Event*).

☐	I hereby elect to defer the settlement of my Restricted Stock Units until my cessation of service as a director and/or employee of the Company (subject to accelerated settlement upon the consummation of a Terminating Event*).

Second Vesting Period:              shares

☐	I hereby elect to defer the settlement of my Restricted Stock Units until [insert a date on or after , ], (subject to accelerated settlement upon the consummation of a Terminating Event*).

☐	I hereby elect to defer the settlement of my Restricted Stock Units until my cessation of service as a director and/or employee of the Company (subject to accelerated settlement upon the consummation of a Terminating Event*).

*	As defined in the 1999 Restricted Stock Plan, as amended.

GRANTEE